UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2024

CARRIER GLOBAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-39220	83-4051582
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13995 Pasteur Boulevard

Palm Beach Gardens, Florida 33418

(Address of principal executive offices, including zip code)

(561) 365-2000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock ($0.01 par value)	CARR	New York Stock Exchange
4.375% Notes due 2025	CARR25	New York Stock Exchange
4.125% Notes due 2028	CARR28	New York Stock Exchange
4.500% Notes due 2032	CARR32	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02	Termination of a Material Definitive Agreement.

As previously disclosed, on May 19, 2023, Carrier Global Corporation (the “Company”) entered into a senior unsecured delayed draw term loan credit agreement (the “Credit Agreement”) with JPMorgan Chase Bank, N.A., as administrative agent and certain other lenders. The Credit Agreement permitted aggregate borrowings of up to €2.3 billion (the “Delayed Draw Facility”) and was drawn in full by the Company on January 2, 2024, in connection with its financing of the acquisition of the climate solutions business of Viessmann Group GmbH & Co. KG.

On June 3, 2024, the Company repaid the full amount outstanding under the Delayed Draw Facility, and following the repayment, terminated the Credit Agreement in its entirety.

The borrowings under the Delayed Draw Facility were repaid using proceeds from the Company’s previously announced sale of its security business, Global Access Solutions, to Honeywell International Inc., which was completed on June 3, 2024.

Item 7.01	Regulation FD Disclosure.

On June 3, 2024, the Company delivered a Notice of Redemption (the “Redemption Notice”) to holders of the Company’s outstanding 5.800% Notes due 2025 (the “Notes”), providing for the redemption for cash by the Company of all $1.0 billion of the outstanding Notes on June 13, 2024 (the “Redemption Date”). The Notes will be redeemed at a redemption price equal to the greater of: (1) 100% of the principal amount of the Notes and (2) (i) the present values of the remaining scheduled payments of principal and interest discounted to the Redemption Date at the treasury rate plus 15 basis points, less (ii) interest accrued to the Redemption Date, plus, in either case, accrued interest to the Redemption Date.

The Company’s press release announcing the completion of the sale of its Global Access Solutions business is attached hereto as Exhibit 99.

The information furnished pursuant to this Item 7.01, including Exhibit 99, shall not be deemed to be “filed” for purposes of Section 18 of, or otherwise regarded as filed under, the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Description
99	Press release, dated June 3, 2024, issued by Carrier Global Corporation.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 3, 2024	CARRIER GLOBAL CORPORATION

	By:	/s/ Patrick Goris
Name: Patrick Goris Title: Senior Vice President and Chief Financial Officer